- 1 - AS OF JANUARY 1, 2024 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY JACKSON FINANCIAL INC. RESTRICTED SECURITIES/AFFILIATES LIST Effective Jan 1, 20241 RESTRICTED SECURITIES COMPANY Jackson Financial Inc. Jackson National Life Global Funding PPM Funds MINORITY INTEREST HOLDERS COMPANY COUNTRY OF ORGANIZATION CONTROL/OWNERSHIP The Vanguard Group United States (Pennsylvania) 10.2% Minority Interest held in Jackson Financial Inc.2 FMR LLC United States (Delaware) 6.815% Minority Interest held in Jackson Financial Inc.3 Abigail P. Johnson United States 6.815% Minority Interest held in Jackson Financial Inc. 3 Fidelity Management & Research Company LLC IA United States (CT, IL, MA, NH, RI) 5% or more Minority Interest held in Jackson Financial Inc. 3 Fidelity Management Trust Company BK United States (Massachusetts) 5% or more Minority Interest held in Jackson Financial Inc. 3 Strategic Advisers LLC IA United States4 5% or more Minority Interest held in Jackson Financial Inc. 3 BlackRock, Inc. United States (Delaware) 7.7% Minority Interest held in Jackson Financial Inc5 BlackRock Life Limited United Kingdom 5% or more Minority Interest held in Jackson Financial Inc. 5 Aperio Group, LLC California 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Advisors, LLC Delaware 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock (Netherlands) B.V. Netherlands 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Institutional Trust Company, National Association California 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Asset Management Ireland Limited Ireland 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Financial Management, Inc. Delaware 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Japan Co., Ltd. Japan 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Asset Management Schweiz AG Switzerland 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Investment Management, LLC Delaware 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Investment Management (UK) Limited United Kingdom 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Asset Management Canada Limited Canada 5% or more Minority Interest held in Jackson Financial Inc. 5 1 Information as of January 1, 2024, except where otherwise indicated, based on information contained in public filings on EDGAR. To the extent entities have not amended their beneficial ownership filings on EDGAR, actual percentages may differ.

- 2 - AS OF JANUARY 1, 2024 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY BlackRock (Luxembourg) S.A. Luxembourg 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Investment Management (Australia) Limited Australia 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Fund Advisors California 5% or more Minority Interest held in Jackson Financial Inc. 5 BlackRock Fund Managers Ltd United Kingdom 5% or more Minority Interest held in Jackson Financial Inc. 5 2. Percentage held as of February 9, 2023, SC 13G filed by The Vanguard Group on EDGAR, subject to change. 3. Percentage held as of February 9, 2023, SC 13G filed by FMR LLC and Abigail P. Johnson on EDGAR, subject to change. 4. Please see https://adviserinfo.sec.gov/firm/summary/104555 for list of individual US States. 5. Percentage held as of February 24, 2023, SC 13G filed by BlackRock, Inc. on EDGAR, subject to change.

- 3 - AS OF JANUARY 1, 2024 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY AFFILIATES COMPANY STATE / COUNTRY OF ORGANIZATION CONTROL/OWNERSHIP PUBLICLY TRADED INDICATED IN RED BROKER/DEALER INDICATED IN GREEN Allied Life Brokerage Agency, Inc. Iowa 100% Jackson National Life Insurance Company Brier Capital LLC Michigan 100% Brooke Life Insurance Company Brooke Life Insurance Company Michigan 100% Jackson Holdings LLC Brooke Life Reinsurance Company Michigan 100% Brooke Life Insurance Company Hermitage Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson Charitable Foundation, Inc. Michigan 100% Jackson National Life Insurance Company Jackson Finance LLC Michigan 100% Jackson Financial Inc. Jackson Holdings LLC Delaware 100% Jackson Financial Inc. Jackson National Asset Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson National Life (Bermuda) Ltd. Bermuda 100% Jackson National Life Insurance Company Jackson National Life Distributors LLC Delaware Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 100% Jackson National Life Insurance Company Jackson National Life Insurance Agency, LLC Illinois 100% Jackson National Life Distributors LLC Jackson National Life Insurance Company Michigan 100% Brooke Life Insurance Company Jackson National Life Insurance Company of New York New York 100% Jackson National Life Insurance Company Mission Plans of America, Inc. Texas 100% Jackson National Life Insurance Company National Planning Holdings LLC Delaware 100% Jackson National Life Insurance Company PGDS (US One) LLC Delaware 100% Jackson National Life Insurance Company PPM America Capital Partners III, LLC Delaware 60.50% PPM America, Inc. PPM America Capital Partners IV, LLC Delaware 34.50% PPM America, Inc. PPM America Capital Partners V, LLC Delaware 34% PPM America, Inc. PPM America Capital Partners VI, LLC Delaware 32% PPM America, Inc. PPM America Capital Partners VII, LLC Delaware 15.18% PPM America, Inc. PPM America Capital Partners VIII, LLC Delaware 66.56% PPM America, Inc. PPM Pomona Capital Partners, LLC Delaware 61.25% PPM America, Inc. PPM America, Inc. Delaware 100% PPM Holdings, Inc.

- 4 - AS OF JANUARY 1, 2024 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY PPM Funds Massachusetts Publicly Traded / Company Number: 1298727 87.38% Jackson National Life Insurance Company; 12.61% PPM America, Inc. PPM Holdings, Inc. Delaware 100% Jackson Holdings LLC PPM Loan Management Company 2, LLC Delaware Management and Originator Series: 100% PPM America, Inc. Any Retention Series: 100% Jackson National Life Insurance Company REALIC of Jacksonville Plans, Inc. Texas 100% Jackson National Life Insurance Company ROP, Inc. Delaware 100% Jackson National Life Insurance Company Squire Capital I LLC Michigan 100% Jackson National Life Insurance Company Squire Capital II LLC Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company II, Inc. Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company LLC Michigan 100% Jackson National Life Insurance Company VFL International Life Company SPC, Ltd. Cayman Islands 100% Jackson National Life Insurance Company

- 5 - AS OF JANUARY 1, 2024 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY PPM’S INVESTMENT PRODUCTS AND RELATED ENTITIES WHERE ULTIMATE JFI OWNERSHIP IS GREATER THAN 5%6 STATE / COUNTRY OF ORGANIZATION AA GP Solutions Fund, L.P. Delaware AA MMF 1 Holdco L.P. Delaware AA Pencil Holdings LP Delaware AA WH Holdco, L.P. Delaware AG Essential Housing Fund II, L.P. Delaware AHVF II (AIV II) LP Delaware AIOF II ELECTRA AIV (MF), L.P. Delaware AIOF II VANIR AIV (MF), L.P. Delaware Apollo Core Infrastructure Feeder Fund, L.P. Delaware Apollo Infrastructure Opportunities Fund II, L.P. Delaware Apollo Royalties Fund I, L.P. Delaware AOP Finance Partners, L.P. Delaware B2B Solutions, LLC Delaware Centre Capital Non-Qualified Investors V AIV-ELS LP Delaware Centre Capital Non-Qualified Investors V LP Delaware CEP IV-A CWV AIV Limited Partnership Ontario CEP IV-A Davenport AIV LP Ontario CEP IV-A NMR AIV Limited Partnership Ontario Clairvest Equity Partners IV-A Limited Partnership Ontario GCI Holding Corporation Delaware Island NYC Recovery Fund I, L.P. Delaware Haveli VC Gaming Fund I, LP Delaware Motive Capital Fund II-A, L.P. Delaware NewSpring Growth Capital III, L.P. Delaware NNN AGP Opportunities Fund, L.P. Delaware NNN AGP Opportunities Fund II, L.P. Delaware NNN AGP Opportunities Fund III, L.P. Delaware NOVA Infrastructure Fund I L.P. Delaware NOVA Infrastructure Holdings L.P. Delaware

- 6 - AS OF JANUARY 1, 2024 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY NSG III S2S Unblocked L.P. Delaware NSG V Unblocked AIV L.P. Delaware Old Hickory Fund I, LLC Delaware PP Napa Holdings, LLC Delaware PPM America Private Equity Fund VIII-A LP Delaware PPM CLO 2018-1 Ltd. Cayman Islands PPM CLO 2018-1, LLC Delaware PPM CLO 2 Ltd. Cayman Islands PPM CLO 2, LLC Delaware PPM CLO 3 Ltd. Cayman Islands PPM CLO 3, LLC Delaware PPM CLO 4 Ltd. Cayman Islands PPM CLO 4, LLC Delaware PPM CLO 5 Ltd. Cayman Islands PPM CLO 5, LLC Delaware PPM CLO 6-R Ltd. Jersey PPM CLO 6, LLC Delaware Pretium Olympus JV, L.P. Delaware SFR Delos Partners, L.P. Delaware THMI, Inc. Delaware AA Tundra Investor, L.P. Delaware AEP Fund VI Pace Holdings, L.P. Delaware AIOF II Njord Debt Aggregator, L.P. Delaware Apollo USREF III Royce Holdings LP Delaware Calera XXIV, LLC Delaware Carlyle Infrastructure Credit Fund Note Issuer, L.P Delaware CEP V-A CS AIV Limited Partnership Delaware CEP V-A DMS AIV LP Delaware CEP V-A DR AIV Limited Partnership Delaware CEP V-A Mass AIV Limited Partnership Delaware CEP V-A WBLI AIV LP Delaware

- 7 - AS OF JANUARY 1, 2024 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY CEP VI-A AEP AIV Limited Partnership Delaware Chartwell Investments II, LP Delaware CIABB Holdings, LLC Delaware Clairvest Equity Partners VI-A Canada Family Bakery Holdings, LLC Delaware FH VH Co-Invest Aggregator, LP Delaware LCLA3 Brazil Holdings, LP Ontario Lovell Minnick Equity Partners III, L.P. Delaware Lovell Minnick Equity Partners Tailwind Co-Invest I LP Delaware Novacap TMT VI Co-Investment (Cadenza), L.P. Quebec Seidler Equity Partners IV, L.P. Delaware Seidler Equity Partners VII LP Delaware Woodland Graham Holdings, LLC Delaware 6 Based on most recently available information.

- 8 - AS OF JANUARY 1, 2024 UPDATED BY: JACKSON LEGAL, OFFICE OF THE CORPORATE SECRETARY OPEN-END MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, in accord with the provisions of the 1940 Act JNL Investors Series Trust JNL Series Trust PPM Funds CLOSED-END MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, in accord with the provisions of the 1940 Act Jackson Credit Opportunities Fund